EXHIBIT 10.25




                             NOTE PURCHASE AGREEMENT
                             -----------------------


     THIS NOTE PURCHASE AGREEMENT ("Agreement") is dated January 27, 2003, by and between BIO-KEY INTERNATIONAL, INC., a Minnesota corporation with headquarters located at 1285 Corporate Center Drive, Suite 175, Eagan, Minnesota 55121(the "Company"), and THE SHAAR FUND LTD. (the "Investor").

                               W I T N E S S E T H

     WHEREAS, the Company wishes to induce the Investor to loan to the Company, and the Investor is willing to loan to the Company, subject to the terms and conditions set forth herein, up to Two Million Three Hundred and Fifty Thousand and 00/100 ($2,350,000.00) Dollars.

     NOW, THEREFORE, for and in consideration of the premises and the mutual agreement contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.     LOAN.
            ----

          (a) Subject to the terms and conditions set forth herein, the Investor shall loan up to Two Million Three Hundred Fifty Thousand and 00/100 ($2,350,000.00) Dollars to the Company by advancing (the "Initial Advance") to the Company $600,000 on the date hereof, and subject to the conditions set forth in Sections 1(b) and 1(c) below, advancing (each an "Advance" and collectively, the "Advances") an additional $190,000 on the first day of each month commencing February 1, 2003 and terminating October 1, 2003, and advancing an additional $40,000 on November 1, 2003.

     (b) Upon each funding of an Advance hereunder, the Company shall deliver a Certificate of an executive officer of the Company, substantially in the form annexed hereto as Exhibit A.

     (c) The Investor shall not be obligated to make any Advances under Paragraph 1(a) hereof, unless: (i) all representations and warranties made by the Company shall be true and correct in all material respects, as if same were made on the date of such Advance; (ii) the Company shall be in material compliance with all other obligations under this Agreement, (iii) the proceeds of such Advance are used solely for the purpose set forth in Section 6 of this Agreement; and (iv) the Market Price per share of common stock, $.01 par value per share, of the Company ("Common Shares") for the calendar month preceding the Advance exceeds $1.00. Notwithstanding the foregoing, the Investor may, in its sole discretion, agree to fund other Advances submitted by the Company, in such amounts as it may determine from time to time. To the extent that Advances or other funding is made available by the Investor or its affiliates from the date hereof until November 1, 2003, the Investor's obligation to fund Advances shall be reduced accordingly. As used herein, "Market Price" per Common Share means the average of the closing bid prices of the Common Shares as reported by Bloomberg LP for the principal market on which the Company's Common Stock is trade.

     2.     NOTE.
            ----
          (a) The Initial Advance and the Advances shall be evidenced by a Secured Convertible Promissory Note (the "Note") payable to the order of the Investor or its assignees in substantially the form attached hereto as Exhibit B.
          (b) The Company is in need of additional capital and is attempting to obtain such financing through the issuance of additional equity securities of the Company in a private placement transaction. In the event that, on or before June 30, 2004 (the "Financing Date"), the Company completes a private placement of equity securities of the Company (the "Current Financing Securities") for an aggregate sale price of at least $5,000,000 (the "Transaction"), upon the closing of the Transaction, some or all of the principal of, or the interest due on, the Note, or both, shall, at the option of the Investor, either (i) be converted into shares of Current Financing Securities at a conversion price equal to the price per share at which the Current Financing Securities are issued (such price subject to adjustment for stock splits, stock dividends and the like), and on the additional terms and conditions applicable generally to the Transaction, or (ii) immediately be paid in cash. In lieu thereof, the Investor may, at its option, at any time and from time to time, elect to convert some or all of the then outstanding principal and interest of the Note into shares of Common Stock at conversion price of $0.75 per share or into shares of the Company's Series B 9% Convertible Preferred Stock, $.01 par value per share (the "Series B Shares"), at a conversion price of $100.00 per share.

     3.     CLOSING.     The  Company  agrees to issue and sell to the Investor,
            -------
and, subject to and in reliance upon the representations, warranties, terms and conditions contained herein, the Investor, agrees to purchase the Note. Such purchase and sale shall take place at a closing (the "Closing") to be conducted by wire transfer and facsimile transmission. At the Closing, the Company will deliver the Note to the Investor against payment by the Purchaser of $500,000 to the Company by wire transfer of immediately available United States fund delivery of that certain promissory note dated January 7, 2003 in the principal amount of $50,000 and delivery of that certain Promissory Note dated January 13, 2003 in the principal amount of $50,000.

     4.     REPRESENTATIONS  AND  WARRANTIES  OF  THE  COMPANY.  The  Company
            --------------------------------------------------
represents  and  warrants  to  the  Investor  that:

          (a) The Company has the corporate power and authority to enter into this Agreement and to perform its obligations hereunder and thereunder. The execution and delivery by the Company of this Agreement and the Note and the consummation by the Company of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of the Company. This Agreement and the Note have been duly executed and delivered by the Company and constitute valid and binding obligations of the Company enforceable against it in accordance with their respective terms, subject to the effects of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and to the application of equitable principles in any proceeding (legal or equitable).

          (b) The execution, delivery and performance by the Company of this Agreement and the Note and the consummation of the transactions contemplated hereby and thereby do not and will not breach or constitute a default under any applicable law or regulation or of any agreement, judgment, order, decree or other instrument binding on the Company which breach or default could reasonably by expected to have a material adverse effect on the Company.

          (c) The Company is in material compliance with all applicable laws, regulations, judgments, decrees and orders material to the conduct of its business.

          (d) There is no pending, or to the knowledge of the Company, threatened, judicial, administrative or arbitral action, claim, suit, proceeding or investigation against or involving the Company, which might affect the validity or enforceability of this Agreement or the Note or which involves the Company and which if adversely determined, could reasonably be expected to have a material adverse effect on the Company.

          (e) No consent or approval of, or exemption by, or filing with, any party or governmental or public body or authority is required in connection with the execution, delivery and performance under this Agreement or the Note, except for Federal and State Blue Sky securities law filings, and required filings pursuant to the Security Interest Provisions.

          (f) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Minnesota. The Company is duly qualified and licensed and in good standing as a foreign corporation in each jurisdiction in which its current ownership or leasing of any properties or its ownership or leasing of any properties or the character of its operations as currently conducted requires such qualification or licensing, except where the failure to be so qualified would not have a material adverse effect on the Company. The Company has all corporate power and authority, and has obtained all necessary authorizations, approvals, orders, licenses, certificates, franchises and permits of and from all governmental or regulatory officials and bodies necessary to own or lease its properties and conduct its business other than those authorizations, approvals and such other documents the lack of which could not reasonably be expected to have a material adverse effect on the Company.

          (g) The execution, delivery and performance of this Agreement by the Company and the Note to be delivered hereunder and the consummation of the transactions contemplated hereby and thereby will not: (i) violate any provision of the Company's Articles of Incorporation or Bylaws, (ii) violate, conflict with or result in the breach of any of the terms of, result in a material modification of the effect of, otherwise, give any other contracting party the right to terminate, or constitute (or with notice or lapse of time or both constitute) a default under, any contract or other agreement to which the Company is a party or by or to which the Company or any of the Company's assets or properties may be bound or subject, (iii) violate any order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body by which the Company, or the assets or properties of the Company are bound, (iv) to the Company's knowledge, violate any statute, law or regulation.

          (h) Except as set forth in the Company's filings with the Securities and Exchange Commission (the "SEC Filings"), there has been no material change in the capitalization, assets, or liabilities of the Company since the issuance of the financial statements, for the period ending December 31, 2001, delivered to Investor, nor is the Company in default under, or an Event of Default has occurred in respect of any agreement existing between the Company and the Investor.

          (i) Except as set forth in the SEC Filings, none of the following has occurred during the past five (5) years with respect to the Company (or any subsidiary or predecessor entity) or control person of the Company (a "Person"):

          (1) A petition under the federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such Person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

          (2) Such Person was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

          (3) Such Person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

               (i) Acting, as an investment advisor, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, any other person regulated by the Commodity Futures Trading Commission ("CFTC") or engaging in or continuing any conduct or practice in connection with such activity;

               (ii)     Engaging  in  any  type  of  business  practice;  or

               (iii) Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws;

          (4) Such person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (3) of this item, or to be associated with persons engaged in any such activity;

          (5) Such person was found by a court of competent jurisdiction in a civil action or by the CFTC or SEC to have violated any federal or state securities law, and the judgment in such civil action or finding by the CFTC or SEC has not been subsequently reversed, suspended, or vacated.

          (j) The Company has had no dealings in connection with this transaction with any finder or broker who will demand payment of any fee or commission from the Investor. Each party agrees to indemnify the other against and hold the other harmless from any and all liabilities to any persons claiming brokerage commissions or finder's fees on account of services purported to have been rendered in connection with this Agreement or the transactions contemplated hereby.

     5.     REPRESENTATIONS AND WARRANTIES OF THE INVESTOR.  The Investor hereby
            ----------------------------------------------
represents  and  warrants  to  the  Company  that:

          (a) The Investor has the corporate power and authority to enter into this Agreement and to perform its obligations hereunder. The execution and delivery by the Investor of this Agreement and the consummation by the Investor of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Investor. This Agreement has been duly executed and delivered by the Investor and constitutes the valid and binding obligation of the Investor, enforceable against it in accordance with its terms, subject to the effects of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and to the application of equitable principles in any proceeding (legal or equitable).

          (b) The execution, delivery and performance by the Investor of this Agreement and the consummation of the transactions contemplated hereby does not and will not breach or constitute a default under any applicable law or regulation or of any agreement, judgment, order, decree or other instrument binding on the Investor.

          (c) There is no pending, or to the knowledge of the Investor, threatened, judicial, administrative or arbitral action, claim, suit, proceeding or investigation which might affect the validity or enforceability of this Agreement or the Note.

          (d) No consent or approval of, or exemption by, or filing with, any party of governmental or public body or authority is required in connection with the execution, delivery and performance under this Agreement or the Note or the taking of any action contemplated hereunder or thereunder.

          (e) The Investor has prior substantial investment experience, including investment in non-listed and non-registered securities and has had the opportunity to engage the services of an investment advisor, attorney or accountant to read all of the documents furnished or made available by the Company to the Investor in connection with this investment and to evaluate the merits and risks of this investment. Investor is an "accredited investor" as that term is defined under the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations thereunder.

          (f) Such Investor is acquiring the Note and the shares of Common Stock of the Company or Series B Shares issuable upon conversion of the Note (collectively, the "Securities") for its own account for investment purposes only and not with a view to or for distributing or reselling such Securities or any part thereof or interest therein, without prejudice, however, to such Investor's right, at all times to sell or otherwise dispose of all or any part of such Securities pursuant to an effective registration statement under the Securities Act and in compliance with applicable state securities laws or under an exemption from such registration.

          (g) Investor has had no dealings in connection with this transaction with any finder or broker who will demand payment of any fee or commission from the Investor. Each party agrees to indemnify the other against and hold the other harmless from any and all liabilities to any persons claiming brokerage commissions or finder's fees on account of services purported to have been rendered in connection with this Agreement or the transactions contemplated hereby.

     6.     USE  OF  PROCEEDS.  The  Company  will  use  the  proceeds  received
            -----------------
hereunder for general working capital purposes. Unless specifically consented to in advance in each instance by the Investor, the Company shall not, directly or indirectly, use such proceeds for the repayment of any outstanding loan by the Company, or the redemption of any equity securities.

     7.     WAIVER  OF  CERTAIN  ANTI  DILUTION PROVISIONS.  Reference is hereby
            ----------------------------------------------
made to the following securities of the Company which were issued to the Investor on or about November 26, 2001: (a) Convertible Debenture Due September 30, 2003 (the "Debenture"); (b) Secured Note due September 30, 2003 (the "Secured Note"); (c) Secured Note due September 30, 2003 (the "Advance Note"); and (d) Certificate of Designation of Series B Convertible Preferred Stock (the "Series B Preferred" and together with the Debenture, Secured Note and Advance Note, collectively the "Prior Securities"). The issuance of the Note, the issuance of options (the "CEO Options") to the Chief Executive Officer of the Corporation to purchase 580,000 shares of Common Stock and the issuance of the options to the Chairman of the Board of Directors of the Company to purchase up to 650,000 shares of Common Stock (the "Chairman Options" and together with the CEO Options, the "Options") could result in a reduction in the conversion ratios or conversion prices applicable to the Prior Securities. The Holder hereby WAIVES the application of any and all provisions of the Prior Securities which would reduce the conversion ratio or conversion price applicable to the Prior Securities as a result of the issuance of the Note, the Options or the issuance of shares of capital stock of the Company upon conversion thereof, such that the forgoing issuances shall not effect the conversion or exercise ratios or conversion prices applicable to any of the Prior Securities.

     8.     INDEMNIFICATION.   If  (i)  the  Investor  becomes  involved  in any
            ----------------
capacity in any action, proceeding or investigation brought by any stockholder of the Company, in connection with or as a result of the consummation of the transactions contemplated hereby or if the Investor is impleaded in any such action, proceeding or investigation by any person, or (ii) the Investor becomes involved in any capacity in any action, proceeding or investigation brought by the Securities and Exchange Commission, any self-regulatory organization or other body having jurisdiction, against or involving the Company or in connection with or as a result of the consummation of the transactions contemplated hereby, or if the Investor is impleaded in any such action, proceeding or investigation by any person, then in any such case, the Company hereby agrees to indemnify, defend and hold harmless the Investor from and against and in respect of all losses, claims, liabilities, damages or expenses resulting from, imposed upon or incurred by the Investor, directly or indirectly, and reimburse such Investor for its reasonable legal and other expenses (including the cost of any investigation and preparation) incurred in connection therewith, as such expenses are incurred. In addition, the Company will reimburse the Investor for reasonable internal and overhead costs for the time of any officers or employees of the Investor devoted to appearing and preparing to appear as witnesses, assisting in preparation for hearings, trials or pretrial matters, or otherwise with respect to inquiries, hearings, trials, and other proceedings relating to the subject matter of this Agreement. The indemnification and reimbursement obligations of the Company under this paragraph shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any affiliates of the Investor who are actually named in such action, proceeding or investigation, and partners, directors, agents, employees and controlling persons (if any), as the case may be, of the Investor and any such affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, the Investor, any such affiliate and any such person. The Company also agrees that neither the Investor nor any such affiliate, partner, director, agent, employee or controlling person shall have any liability to the Company or any person asserting claims on behalf of or in right of the Company in connection with or as a result of the consummation of the Agreement, except as provided in or contemplated by the Agreement. Notwithstanding the foregoing, the indemnification agreement contained within this Section 8 shall not apply (i) to any action, proceeding, or investigation which is based on or relating to (A) Investor's trading activities; (B) Investor's violation of the Securities Act, the Securities Exchange Act of 1934, as amended, any state securities laws or any rule or regulation thereunder, including, but not limited to, Investor's use of material non-public information; or (C) actions which are not in compliance with any obligation of Investor under the Agreement, or (ii) to any indemnity or undertaking by Investor in favor of the Company in connection with any lost, stolen, or missing certificates evidencing securities of the Company.

     9.     ASSIGNMENT.     Subject  to  compliance  with  applicable securities
            ----------
law, this Agreement may be assigned by the Investor to transferees or assignees of the Note, provided that the Company is, prior to or simultaneously with such transfer, furnished with written notice of the name and address of such transferee or assignee, and such assignee agrees in writing to be bound by the terms hereof and provided further that, if the Note is only assigned or transferred in part, then such assignment shall only be made in part on an appropriate proportionate basis.

     10.     REGISTRATION  RIGHTS.  The  Company  acknowledges that the Investor
             ---------------------
has certain rights under that certain Registration Rights Agreement (the "Registration Rights Agreement") dated as of November 26, 2001 by and between the Company and Investor and that certain Note Purchase Agreement dated as of August 28, 2002 (the "August Agreement") with respect to Common Shares issuable upon conversion or exercise, as applicable, of the Prior Securities and that Note dated August 28, 2002 in the principal amount of $750,000 (the "August Note"). Pursuant to the Registration Rights Agreement, as amended by the August Agreement, the Company is obligated to file an additional registration statement (the "Additional Registration Statement") with the SEC to cover the public resale of Common Shares issuable upon conversion of the Advance Notes issued pursuant to that certain Funding Agreement dated as of November 26, 2001 by and between the Company and Investor or upon conversion of the August Note. This Agreement shall be deemed to amend the Registration Rights Agreement and August

Agreement to provide (i) that such Additional Registration Statement shall be required to be filed on the earlier of (X) June 30, 2003 and (Y) sixty (60) days after the date on which Investor demands that the Additional Registration Statement be filed with the SEC pursuant to notice delivered not earlier than March 31, 2003; and (ii) that such Additional Registration Statement shall include the shares of Common Stock upon conversion of the Note, unless such shares are covered by a different registration statement.

   11.  SECURITY  INTEREST PROVISIONS. The obligation of the Company for payment
        -------------------------------
of principal, interest and all other sums hereunder are further secured by Security Interest Provisions between the Company and the Holder as set forth in the Annex to that certain Secured Note of the Company dated November 26, 2001 issued to Holder in the principal amount of $4,092,920, with the same force and effect as if annexed hereto.

   12.   NOTICES.  Any notice required or permitted hereunder shall be given
         -------
in writing (unless otherwise specified herein) and shall be deemed effectively given upon personal delivery or seven business days after deposit in the United States Postal Service, by (a) advance copy by fax, and (b) mailing by express courier or registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by ten days advance written notice to each of the other parties hereto.

COMPANY:       BIO-Key  International,  Inc.
               1285  Corporate  Center  Drive
               Suite  175
               Eagan,  Minnesota  55121
               Telephone  No.:  (651)  687-0414
               Telecopier  No.:  (651)  687-0515

               with  a  copy  to:

               Vincent A. Vietti, Esq.
               Eleven Penn Center
               14th Floor
               1835 Market Street
               Philadelphia, PA 19103-2895
               215-665-8760 (Philadelphia) Fax

PURCHASER:     The  Shaar  Fund  Ltd.
               Kaya  Flamboyan  9
               Curacao
               Netherlands  Antilles
               (Tel:  599-9-732-2222)
               (Fax:  599-9-732-2225)

with  copies  (which  shall  not  constitute  notice)  to:

               Levinson Capital Management, LLC
               Suite 2210
               350 Fifth Avenue
               New York, NY   10018

               Phone number: 914-395-0096
               Fax number: 914-395-0059

and

               Krieger and Prager LLP
               39 Broadway
               New York, NY   10006

     13.     SEVERABILITY.     If  a  court of competent jurisdiction determines
             ------------
that any provision of this Agreement is invalid, unenforceable or illegal for any reason, such determination shall not affect or impair the validity, legality and enforceability of the other provisions of this Agreement. If any such invalidity, unenforceability or illegality of a provision of this Agreement becomes known or apparent to any of the parties hereto, the parties shall negotiate promptly and in good faith in an attempt to make appropriate changes and adjustments to such provision specifically and this Agreement generally to achieve as closely as possible, consistent with applicable law, the intent and spirit of such provision specifically and this Agreement generally.

     14.     EXECUTION  IN  COUNTERPARTS.  This  Agreement  may  be  executed in
             ---------------------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute the same Agreement.

     15.     EXPENSES.  The  Company shall pay all fees and disbursements of the
             ---------
Investor  with  respect  to  the  preparation and enforcement of this Agreement.

     16.     GOVERNING  LAW.   This  Agreement and the Note shall be governed by
             --------------
and construed in accordance with the laws of the State of New York, except to the extent that the Minnesota Business Corporation Act would apply to the internal corporate governance of the Company. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non coveniens, to the bringing of any such proceeding in such jurisdictions.

     17.     JURY  TRIAL WAIVER.   The Company and Investor hereby waive a trial
             ------------------
by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other in respect of any matter arising out of or in connection with the Agreement.

     18.     ENTIRE  AGREEMENT.   This  Agreement supercedes any prior agreement
             -----------------
between  the  parties  with  respect  to  the  subject  matter  hereof.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.
                              BIO-KEY INTERNATIONAL, INC.


                              By: /s/ Gary Wendt
                                 ---------------------------------
                                   Name:  Gary Wendt
                                   Title:  Chief Financial Officer


                              THE SHAAR FUND LTD.


                              By: /s/
                                  -------------------------------
                                   Name:  InterCaribbean Services Ltd.
                                   Title:  Director

                                    EXHIBIT A

                             CERTIFICATE OF OFFICER
                                       OF
                           BIO-KEY INTERNATIONAL, INC.


     The undersigned, the Chief Financial Officer of BIO-Key International, Inc, a Minnesota corporation (the "Company"), hereby certifies that:

     1. The representations and warranties of the Company set forth in a certain Agreement (the "Agreement"), dated the 27th day of January, 2003 by and between the Company and The Shaar Fund Ltd. ("Investor"), are each true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of the date hereof.

     2. The Company has performed and complied with all the agreements, obligations, and conditions required by the Agreement to be performed and complied with by the Company on or before the date hereof.

     3. The proceeds of the Advance will be utilized solely in accordance with the Section 6 of the Agreement.

     IN WITNESS WHEREOF, the undersigned has hereunto affixed his hand as of the 23 day of January, 2003.

                                  BIO-KEY INTERNATIONAL, INC.


                                  By: /s/ Gary Wendt
                                     --------------------------
                                      Officer

                                    EXHIBIT B

                                  FORM OF NOTE